LMI aerospace

a higher level of performance

INTEGRATED AEROSTRUCTURES SOLUTIONS






Investor Presentation

May 2015

Safe Harbor Statement and Non-GAAP Financial Measures

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are only predictions and are not guarantees of future events or results. Such statements are subject to known and unknown risks, uncertainties and assumptions, certain of which are beyond LMI Aerospace's ability to control or predict. Accordingly, actual results may differ materially from the forward-looking statements contained in this presentation. For example, statements concerning future benefits of LMI Aerospace's integration and cost savings initiatives, exposure to key aerospace platforms, target opportunities and the financial impact of the acquisition of Valent Aerostructures, LLC, as well as LMI Aerospace's financial condition, possible or expected results of operations, commercialization of new products, growth opportunities and plans of Management, are all forward-looking statements. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date hereof. LMI Aerospace disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements. For more information about the risks, uncertainties and assumptions LMI Aerospace faces that may affect forward-looking statements, see its recent filings with the Securities and Exchange Commission, which can be found on the LMI Aerospace website at http://ir.lmiaerospace.com/sec.cfm.

Non-GAAP Financial Measures

This presentation may include references to EBITDA and Reported Adjusted EBITDA , which are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP measures. Companies may calculate non-GAAP measures differently. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. A reconciliation to the most comparable GAAP measure for EBITDA, Reported Adjusted EBITDA and Covenant Adjusted EBITDA can be found on the LMI Aerospace website at http://ir.lmiaerospace.com/sec.cfm.

LMI Company Snapshot

LMI Business Overview

- LMI supplies complex structural assemblies, structures, components and kits, and provides design engineering services
- Broad array of manufacturing, supply chain management and value added engineering services
- Majority of Aerostructures revenue is under long-term, sole-source agreements
- Preferred supplier to OEM and Tier 1 suppliers on legacy and new platforms
- Recent platform wins on the newly-announced G500 & G600 Gulfstream variants - $700k+ of content on each
- First new builds completed on the Mitsubishi Regional Jet and Embraer KC-390
- Long-term, sole-source supply agreement with Spirit AeroSystems

LTM 3/31/2015 Revenue Detail (1)

($ in millions)



Engineering
$57
15%
85%
Aerostructures
$328



Other
$31
8%
Military
$57
15%
51%
Large
Commercial
$196
26%
Business &
Regional
$100

LTM 3/31/2015 Consolidated Revenue: $384.5 M

Key Investment Highlights

- Strong Commercial Aerospace Industry Fundamentals
- Exposure to Key Production Platforms with Significant Backlog
- Broad Aerospace Capabilities Providing Full Life Cycle Solutions
- Long-Term Customer Relationships with Entrenched Sole-Source Positions
- Strong Financial Performance in Core Aerostructures Business
- High Barriers to Entry
- Experienced Management Team with Deep Industry Knowledge

(1) Does not include intercompany eliminations

LMI aerospace

Aerostructures

Overview

- Fabricates, machines, finishes, integrates and kits close tolerance aluminum, titanium, specialty alloy and composite components and produces complex assemblies
- On major production and growth platforms, including:
  - **Boeing 737** - The most widely produced aircraft in history, represents 74% of Boeing's current order backlog – 42 aircraft deliveries per month
  - Secured over $325,000 per shipset on the **737MAX**, including new content
  - **Boeing 787** - The first commercial jet to have a lighter, all-composite fuselage, which coupled with advances in engine and wing design, make it one of the most fuel efficient commercial aircraft available.
  - **Gulfstream G650** - The fastest, longest range corporate jet in production, demand for the G650 is strong with a current backlog of ~4 years

Historical Net Sales (1)

(FY ended December 31st)



$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$ in millions
Legacy
Valent
$168.1
$175.0
$331.7
$121.2
$210.5
$326.1
$327.7
FY2011
FY2012
FY2013
FY2014
LTM 3/31/2015

Revenue by End Market – LTM 3/31/2015

($ in millions)



Other
$27
8%
Military
$47
14%
51%
Large
Commercial
$166
27%
Business &
Regional
$87

Revenue by Platform



2014A
Other
32%
737
31%
767
3%
747
3%
787
5%
G450/550
10%
G650
9%
Blackhawk
7%

(1) 2013 revenue includes a full-year contribution of Valent acquisition

Core Aerostructure Capabilities and Products

Complex Assemblies


12'

737 Crew Floor



G550 Fuselage Skins



787 E-Rack

Capabilities

- Major program management
- Complex structural assemblies
- High-speed, multi-axis machining
- Sheet metal stretch
- Processing and fabrication
- Finishing
- Kitting
- Composites

Products

- Machined parts
- Leading-edge wing slats, flap skins and ailerons
- Winglet leading edges and modification kits
- Fuselage and wing skins
- Helicopter cabin, aft, and pylon components
- Structural sheet metal
- Tailcone assemblies
- Thrust reversers and engine nacelles

LMI aerospace

Key Platform Exposure Positions the Company for Growth



Boeing 737
- Current backlog: ~ 4,250 (8 years)
- Leading edge assemblies & components
- Cockpit crew floor & bulkhead structure assemblies
- Wheel well assemblies



Boeing 787
- Current backlog: ~ 850 (8 years)
- Fuselage assemblies
- Electronic racks
- Structural sheet metal, machined and extruded components



Boeing 777
- Current backlog: ~ 550 (3.5 years)
- Fuselage & wing skin
- Winglet leading edges & modification kits
- Cockpit window frames



Gulfstream 450 / 550
- Current backlog: ~100 (1+ year)
- Leading edge assemblies & components
- Fuselage & wing skin
- Structural sheet metal



Gulfstream 650
- Current backlog: ~150 (4 years)
- Leading edge assemblies & components
- Fuselage & wing skin
- Structural sheet metal



Sikorsky UH-60 Black Hawk
- Helicopter cabin and aft section components and assemblies

Targeting expansion of work statements on all key platforms and increasing exposure to Airbus

Note: Years of backlog based on current deliveries

Key Platform Exposure Positions the Company for Growth (Cont.)

		Current Shipset (% of '14A Rev.)	Historical and Projected Deliveries (1)	Current Backlog
B737 / 737MAX		$200K/$325K (29%)	290 372 376 372 415 440 480 497 502 509 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015E 2016E 2017E	~ 4,250 (8 years)
B777		$150K (5%)	61 88 75 73 83 98 105 100 105 90 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015E 2016E 2017E	~ 550 (3.5 years)
B787		$235K (3) (5%)	- - - 3 46 65 116 126 131 137 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015E 2016E 2017E	~ 850 (8 years)
G450/550		$500K/$380K (10%)	92 73 77 79 80 80 66 64 64 - 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015E 2016E 2017E	~100 (1+ year)
G650		$551K (9%)	- - - 16 38 38 42 48 52 52 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015E 2016E 2017E	~150 (4 years)

(1) Based on industry research
(2) Does not include new 737 MAX win
(3) Includes new content starting in 2015

LMI aerospace

Engineering

Overview

- Providing integrated design and manufacturability solutions to customers and Aerostructures
  - Services aligned with industry focus:
    - Cost and weight reduction
    - Fuel efficiency
- New aircraft designs could provide opportunities: Boeing 777X and Airbus A330NEO
- Partnering experienced U.S. engineers with Sri Lankan resources to provide a lower cost point for customers
- Targeting opportunities in aftermarket engineering

Products & Services

- Design and aftermarket engineering
  - Aircraft modification engineering
  - Tool design and fabrication
  - Aviation system software engineering
- Integrated design-build solutions
  - Tail cone design
  - Moveable leading edges / trailing edges
  - Landing lights
- Structural and materials testing

Historical Net Sales [1]

(FY ended December 31st)


$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$ in millions
$87.5
$105.6
$83.7
$61.7
$56.5
FY2011
FY2012
FY2013
FY2014
LTM 3/31/2015

LTM 3/31/2015 Revenue by End Market

($ in millions)


Other
$6
9%
Military
$10
18%
50%
Large
Commercial
$29
23%
Business &
Regional
$13

(1) 2013 revenue includes a full year contribution of TASS acquisition

Corporate Vision

Execution	▪ Provide best-in-class production execution on existing programs and support our customers' planned build rate expansions throughout the cycle ▪ Executing on our current program portfolio is the highest operational priority ▪ Maintain our position as a trusted supplier of choice for value-added engineering services to OEMs and Tier I suppliers ▪ Present one LMI brand to customers
Restructuring	▪ Accelerate Aerostructures integration – ~$12 million of expected and recurring savings implemented in 2014 ▪ Reorganized Aerostructures into three core competencies: Assembly, Machining, and Fabrication & Composites ▪ Target additional cost savings over next twelve / eighteen months – Continually evaluating opportunities to optimize current footprint of 17 locations; closure of St. Charles, MO machining facility expected May, 2015
Organic Growth	▪ Capitalize on continued strength of commercial aerospace industry to increase production rates and profitability ▪ Leverage full breadth of industry-leading aerostructures and engineering capabilities to win larger, more complex assemblies and components ▪ Expand existing customer base (e.g. Airbus) ▪ Add capabilities / technologies that support customers' needs and drive growth
Deleverage	▪ Focus on cash generation including working capital improvements ▪ Pay down debt and deleverage the balance sheet ▪ Reduce interest expense helping drive EPS

LMI aerospace

Full Product Life Cycle Solution



Concept Design
Materials
Products
Delivery
Support
LMI
aerospace

LMI's full life-cycle capabilities provide an integrated solution for OEM and Tier 1 customers – solidifying its position as a best-in-class supplier

Financial Performance

Historical Sales Trends [1]



$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$ in millions
Aerostructures
Engineering
$255.6
$87.5
$168.1
$280.6
$105.6
$175.0
$415.4 (2)
$83.7
$331.7
$389.4
$63.4
$326.0
$385.8
$58.2
$327.6
FY2011
FY2012
FY2013
FY2014
LTM 3/31/2015

Historical Adj. EBITDA Trends



$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$ in millions
$34.2
$41.7
$50.9 (2)
$47.6
$47.7
FY2011
FY2012
FY2013
FY2014
LTM 3/31/2015

Key Recent Developments

- Long term supply agreement with Spirit AeroSystems
- New structural assemblies and components on Gulfstream G500 & G600 variants
- First production runs on MRJ and Embraer KC-390 platforms
- Converted existing 787 program to profitable contract through negotiating pricing changes
- $12 million of expected and recurring savings implemented

(1) Does not include intercompany eliminations
(2) Includes full year of Valent & TASS acquisitions

Strong Free Cash Flow Generation

Commentary

- Free cash flow generation of approximately $36 million in fiscal 2014
- Well-invested facilities and equipment enable modest annual maintenance capital expenditures going forward
  - Significant capacity exists within existing manufacturing footprint to meet increased production rates and/or expanded content with modest capital investment
  - Disciplined, analytical approach to bidding on material new contracts requiring growth capital
- Expect minimal cash taxes in the near-to-medium term
- No current common stock dividends or share repurchase program
- Fixed rate capital structure with no mandatory amortization and significant liquidity on new $90 million revolver

Normalized Free Cash Flow Generation

$ in millions	FY 2014
Free Cash Flow	$36.0
Less Milestone Receipt from Embraer	(13.5)
Less Accrued Interest on Notes	(10.0)
Adjusted 2014 Free Cash Flow	**$12.5**

Historical Capital Expenditures



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$ in millions
20%
16%
12%
8%
4%
0%
% of Net Sales
$10.3
4.0%
$18.8
6.7%
$23.7
5.8%
$16.7
4.3%
FY2011
FY2012
FY2013
FY2014

Summary Investor Highlights

- Broad aerospace capabilities providing full life-cycle solutions
- Long-term customer relationships
- Content on key OEM platforms with significant backlog
- Benefiting from strong commercial aerospace industry fundamentals
- Enacting restructuring measures to significantly reduce costs and improve margins
- Utilizing strong free cash flow to de-lever the company and strengthen balance sheet